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                               STOCK PURCHASE AGREEMENT


                    This STOCK PURCHASE AGREEMENT, dated as of April 11, 1997 (the "Agreement"), between Strategic Distribution, Inc., a Delaware corporation (the "Company"), and John M. Sergey (the "Purchaser").

                    WHEREAS, pursuant to the Executive Employment Agreement (the "Employment Agreement"), dated as of the date hereof, between the Company and the Purchaser, the Company has agreed to employ the Purchaser, and the Purchaser has agreed to be employed by the Company upon and subject to the terms therein;

                    WHEREAS, in connection with the Purchaser's employment by the Company pursuant to the Employment Agreement, the Company desires to sell 400,000 shares (the "Shares") of the common stock, par value $0.10 per share, of the Company (the "Common Stock") to the Purchaser; and

                    WHEREAS, the Purchaser desires to purchase the Shares upon the terms and subject to the conditions set forth in this Agreement;

                    NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:


               Section 1. SALE AND PURCHASE OF SECURITIES. (a) Subject to the terms and conditions set forth herein, on the Closing Date (as defined herein), the Company shall sell to the Purchaser and the Purchaser shall purchase from the Company the Shares for an aggregate amount of $2,050,000 (the "Purchase Price"). The Purchaser shall pay $700,000 of the Purchase Price in cash on the Closing Date and the remainder of the Purchase Price shall be evidenced by a promissory note issued by the Purchaser to the Company pursuant to the Loan and Pledge Agreement, dated the date hereof, between the Purchaser and the Company, in the form of Exhibit A attached hereto.

               (b) The sale and purchase of the Shares shall be effected by the Company's execution and delivery to the Purchaser of a duly executed stock certificate evidencing the Shares registered in his name, and by the delivery by the Purchaser to the Company of the Purchaser's check in the amount of the purchase price of the Shares.

               (c) The closing of the transactions hereunder (the "Closing") shall take place on such day on or prior to the forty-fifth (45) day (or if not a business day the next succeeding business day) after the date hereof as shall be mutually agreed upon by the Company and the Purchaser (the "Closing Date").


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             Section 2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The
Company represents and warrants to the Purchaser as follows:

             (a) ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to execute, deliver and perform this Agreement and to issue, sell and deliver the Shares hereunder.

             (b) AUTHORIZATION, ENFORCEABILITY. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the issuance, sale and delivery of the Shares hereunder has been taken. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

             (c) FINANCIAL STATEMENTS. The audited consolidated balance sheet of the Company as at December 31, 1996 fairly presents the consolidated financial position of the Company as at the date thereof, and the related consolidated statement of operations, stockholders' equity and cash flows for the fiscal period ended on such date fairly presents the results of operations of the Company and its subsidiaries for the period indicated. All such financial statements, including the schedules and notes thereto, were prepared in accordance with generally accepted accounting principles applied consistently throughout the periods involved.

             (d) NO CONSENTS. The execution, delivery and performance by the Company of this Agreement does not require any consent or approval of any person or entity, except as may be required under applicable state securities or blue sky laws or by the National Association of Securities Dealers, Inc. in connection with the issuance and listing of the Shares.

             Section 3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants as follows:

             (a) VALIDITY OF AGREEMENT. This Agreement has been duly executed by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting

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the enforcement of creditors' rights generally and general principles of equity.

             (b) NO CONSENTS. The execution, delivery and performance by the Purchaser of this Agreement does not require any consent or approval of any person or entity.

             (c)  INVESTMENT REPRESENTATIONS.

                  (i) The Purchaser is acquiring the Shares solely for his own account as principal, for investment purposes only, and not with a view to, or for, subdivision, resale, distribution or fractionalization thereof, in whole or in part, or for the account, in whole or in part, of others, and no other person or entity has a direct or indirect beneficial interest in the Shares; further, the Purchaser intends to hold the Shares as an investment and does not presently anticipate any change in circumstances or other particular occasion or event that would cause him to attempt to sell any of the Shares;

             (ii) the Purchaser understands that no federal or state agency has made any finding or determination as to the fairness of this investment and that the sale of the Shares is intended to be exempt from registration both under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities law, and, in furtherance thereof, the Purchaser represents and warrants to, and agrees with, the Company that he has the financial ability to bear the economic risk of his investment, and has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Shares;

             (iii) the Purchaser has been given the opportunity to ask questions of, and receive information and answers from, the Company concerning matters pertaining to the Company and its business and affairs and this investment, and all such questions have been answered, and all such information has been provided, to his satisfaction and he has determined that the Shares are a suitable investment for him and that at this time he could bear the complete loss of his investment;

             (iv) the Purchaser is not relying on the Company in regard to the tax and other personal financial considerations related to this investment, and the Purchaser has, to the extent he deems it necessary, relied on the advice of, or has consulted with, only his own advisors;

             (v) the Purchaser will not sell or otherwise transfer the Shares without registration under the Securities Act, and applicable state securities laws, unless the Company has received an appropriate opinion of counsel

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        reasonably acceptable to it that registration thereunder is not required, and fully understands and agrees that he must bear the economic risk of his purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under any applicable state securities laws and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available. Subject to Section 5 hereof, the Purchaser understands that the Company is under no obligation to register the Shares on his behalf or to assist him in complying with any exemption from registration under the Securities Act or any state securities laws; and

             (vi) the Purchaser is a resident of the state specified for the Purchaser in Section 7 hereof.

             Section 4. LEGEND. Until such time as the Shares shall become freely tradable pursuant to the provisions of Rule 144(k) under the Securities Act, certificates evidencing the Shares shall bear the following legend:

             "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred or sold except pursuant to an effective registration statement under the Act or in a transaction which, in the opinion of counsel reasonably satisfactory to Strategic Distribution, Inc., qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder."

      Section 5. REQUESTED REGISTRATION.

      (a) REQUEST FOR REGISTRATION. If the Company shall receive from the Purchaser a written request that the Company effect any registration with respect to all or a part of the Shares, the Company will, as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Shares as are specified in such request; PROVIDED that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 5(a):

             (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already

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        subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

             (ii) After the Company has effected one (1) such registrations pursuant to this Section 5(a) and such registration has been declared or ordered effective and the sales of such Shares pursuant to such registrations shall have closed; or

             (iii) Within 180 days of the effective date of any registration statement filed by the Company provided that the Purchaser had an opportunity to include Shares in such registration.

        The registration statement filed pursuant to the request of the Purchaser may include other securities of the Company which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration ("Other Holders").

             (b) EXPENSES OF REGISTRATION. All expenses incurred by the Company pursuant to this Section 5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration ("Registration Expenses") shall be borne by the Company, and all selling commissions applicable to the sale of the Shares and all fees and disbursements of counsel for the Purchaser shall be borne by the Purchaser; PROVIDED, HOWEVER, that the Company shall not be required to pay any Registration Expenses if the Purchaser withdraws its request for registration, in which case the Purchaser shall bear such Registration Expenses, and PROVIDED FURTHER that such registration shall not be counted as a registration pursuant to Section 5(a).

             (c) REGISTRATION PROCEDURES. In the case of any registration effected by the Company pursuant to this Section 5, the Company will keep the Purchaser advised in writing as to the initiation of the registration and as to the completion thereof. At its expense, the Company will:

             (i) keep such registration effective for a period of one hundred twenty (120) days or until the Purchaser has completed the distribution described in the registration statement relating thereto, whichever first occurs; and

             (ii) furnish such number of prospectuses and other documents incident thereto as the Purchaser from time to time may reasonably request.

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             (d) INDEMNIFICATION.

             (i) The Company will indemnify the Purchaser with respect to the registration which has been effected pursuant to this Section 5, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Purchaser, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, PROVIDED that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Purchaser or the underwriter and stated to be specifically for use therein.

         (ii) The Purchaser will (a) indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter, each Other Holder and each of their officers, directors, and partners, and each person controlling such Other Holder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by the Purchaser relating to the Purchaser or the Purchaser's ownership of stock, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by the Purchaser relating to the Purchaser or the Purchaser's ownership of stock therein not misleading, and (b) will reimburse the Company and such Other Holders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, in the

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    case of (a) or (b) above, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Purchaser and stated to be specifically for use therein; PROVIDED, HOWEVER, that the obligations of the Purchaser hereunder shall be limited to an amount equal to the net proceeds to the Purchaser of securities sold as contemplated herein.

            (iii) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and PROVIDED FURTHER that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

             (iv) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault

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    of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        (v) The foregoing indemnity agreement of the Company and the Purchaser is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Securities and Exchange Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Securities and Exchange Commission pursuant to Securities and Exchange Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of the Purchaser or any underwriter if a copy of the Final Prospectus was furnished to the Purchaser or such underwriter, as the case may be, and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

             (e) INFORMATION BY THE PURCHASER. The Purchaser shall furnish to the Company such information regarding the Purchaser and the distribution proposed by the Purchaser as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 5.

             Section 6. CONDITION TO OBLIGATIONS OF THE PARTIES. The obligations of the Company and the Purchaser to consummate the transactions contemplated by this Agreement are subject to the continued effectiveness of the transactions contemplated by the Employment Agreement as of the Closing Date.

             Section 7. NOTICES. All communications under this Agreement shall be in writing and shall be delivered by hand, by facsimile or by overnight courier or by registered or certified mail, postage prepaid: (i) if to the Company, at 165 Mason Street, Greenwich, Connecticut 06830,
Attention: William L. Mahone, facsimile number 203-629-8554; and (ii) if to the Purchaser at 767 Peach Tree Lane, Franklin Lakes, New Jersey 07417.

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             Section 8. FEES AND EXPENSES.  All costs, fees and expenses incurred in connection with this Agreement ("Costs") shall be paid by the party incurring such Costs.

             Section 9. ENTIRE AGREEMENT. Except for the Employment Agreement and the Loan and Pledge Agreement, this Agreement represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement, all of which are merged into this Agreement.

             Section 10. AMENDMENTS. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto.

             Section 11. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

             Section 12. SUCCESSORS AND ASSIGNS; NO THIRD-PARTY BENEFICIARIES. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns, including, but not limited to, the heirs and personal representatives of the Purchaser's estate, PROVIDED, HOWEVER, that neither party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other party. In the event the Purchaser commences an action to enforce his rights under this Agreement, the Company shall pay all of the Purchaser's reasonable fees and expenses (including, without limitation, reasonable attorneys' fees) should the Purchaser prevail in such action.

             Section 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW PROVISIONS THEREOF.

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       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                      STRATEGIC DISTRIBUTION, INC.


                                      By:  /s/ ANDREW M. BURSKY
                                         -----------------------------
                                         Name:
                                         Title:

                                       /s/ JOHN M. SERGEY
                                      --------------------------------
                                      John M. Sergey














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